Exhibit 99.1

Welcome to McAfee ! Welcome Presentation for Citadel Sales Force

Information Contained in This Presentation Citadel and McAfee Operational Independence: At this time, McAfee and Citadel have entered into a definitive agreement for McAfee to purchase substantially all of Citadel’s assets. This activity is subject to Citadel Stockholder and regulatory approval. Until these approvals are granted, the two parties will continue to: Compete, develop and market their products independently. Limit the scope of sharing sensitive information to those individuals who are responsible for carrying out legitimate diligence or integration planning activities. Refrain from acting jointly or as combined operations prior to closing. Refrain from using any competitively sensitive information received for any commercial purpose. This transaction is not complete until those approvals are received and the companies have closed their final agreement. The “close date” is projected to happen sometime in November, 2006.

McAfee to Acquire Citadel Learn More McAfee and Citadel have entered into definitive agreement … Learn More What have we announced? MCAFEE, INC. TO ACQUIRE CITADEL SECURITY SOFTWARE INC. Acquisition Strengthens McAfee’s Capabilities through Comprehensive Policy Compliance and Vulnerability Remediation

Topics to Discuss What does this mean? Who is McAfee? Why does this combination make sense? How do I “navigate” the McAfee Organization? What should we tell our customers? Next Steps

Okay, so what does this Really Mean? What does this mean for me personally? How will I “fit” in the new organization going forward? What does this mean for my customers? What does this mean for my partners? What does this mean for the products I sell?

Introducing McAfee

McAfee Overview World’s largest dedicated security company Revenues $1.1B approx. in 2006 (guidance) Over 3,500 Employees Worldwide Approx. $1.1B in Cash, $3.8B Market Cap Delivering business solutions in 100+ countries Support team of 750+ professionals McAfee Research [AVERT™] 100+ Researchers working globally in 16 offices around the world Concentrated research on threats, vulnerabilities, and malware Trusted Security Advisors–Innovators McAfee IPS–Enterprise market leader; first to combine AV and IPS McAfee Vulnerability Management–Enterprise market leader McAfee Mobile–Worldwide thought and solution leader (e.g., NTT DoCoMo)

Grow faster than the industry and exceed profit objectives to maximize investor return Consistently deliver the best total customer and partner experience Promote a high-performance culture that rewards integrity, innovation, teamwork, results, a sense of urgency, and process excellence Shareholder Value Customer and Partner Experience People and Culture McAfee Corporate Mission & Goals Corporate Goals Our Mission: McAfee proactively secures systems and networks from known and as yet undiscovered threats worldwide. Home users, businesses, service providers, government agencies, and our partners all trust our unmatched security expertise and have confidence in our comprehensive and proven solutions to effectively block attacks and prevent disruptions.

Our Strategies to Achieve Our Goals McAfee Corporate Strategies Focus on Security We build, buy, partner and invest as needed to maintain our role as “thought leader” and “primary security provider” in all target markets Focus on Security Stakeholders We help consumers, small and medium businesses and large enterprises secure their information and manage associated risks Focus on Security Management Our offerings make information security easier to manage, leading to better protection at lower cost for our customers Focus on Profitable Security Channels Our business model is optimized for the channel and its evolving need for effective training, sales tools, marketing programs and business platforms Focus on Security Culture Leading edge security research and problem resolution is our DNA and the most valuable asset we deliver to customers. We cultivate this asset in a culture that emphasizes clear strategies, decisive action, innovation and results

The McAfee Solutions Overview

The Security and Risk Management Paradox Balancing security and business realities Human capacity and security knowledge limitations Regulatory and Internal compliance pressure Mapping compliance to operations Business Realities Threats are evolving and growing more complex Less time to defend against worms and zero-day intrusions Threats are targeting tangible assets Security Realities

McAfee’s Approach We apply a business approach to help organizations manage risk based on the four underlying principles of security risk management.

Business Relevance What Makes McAfee Products Better Automated and Proactive Technology Embedded Security Expertise Integration

Deep research capabilities via McAfee security research Respected authors and columnists Instructors Industry certified Keynote speakers at major security conferences Extensive toolset built by McAfee employees Assessment utilities Forensics tools Intrusion detection tools Scanning tools Stress testing tools Sixteen best-selling security books Embedded Security Expertise

3 October 2006 15

Embedded Security Expertise



Vancouver
Beaverton
Santa Clara
San Francisco
Los Angeles
Provo
Chicago
New York
Washington
Costa Rica
Sao Paolo
Aylesbury, UK
Amsterdam
Paris
Milan
Hamburg
Warsaw
Bangalore
Singapore
Beijing
Hong Kong
Tokyo
Sydney

McAfee Avert Labs – 23 Cities on 5 Continents

McAfee®

McAfee Technical Support Enterprise Support Serving customers in 100+ Countries 175,000 corporate customers From 24 support center locations 13 major languages 750 Professionals Industry-certified technicians (CompTIA, CISSP, MCSE, CCE) Focus on maintaining customer base through high-quality service 93% Platinum support renewal rates 67% Gold support customers “extremely/very likely to renew” 24/7/365 Availability 65,000 customer contacts per week Consumer Differentiate support to ensure high renewal rates Leverage automated, self-service technologies 250,000 uses of McAfee Virtual Technician Embedded Security Expertise

Automated and Proactive Technology McAfee VSE Attack! McAfee HIPS McAfee NIPS Sober Blocked Contained Day 1 Blocked Zotob Blocked Blocked Blocked MyTob Blocked Blocked Blocked Zafi Blocked Contained Day 1 Blocked 100% of Day Zero Threats Blocked and Contained

A Priority-Based Approach to Risk Management Focus on the most important assets Connect compliance priorities to Security/Business Operations Continuously remediate and monitor against policies Integrate with existing technologies to better leverage current investments Business Relevance

Business Relevance “McAfee applies business discipline to security by helping to automatically prevent against newer security risks while reducing costs.” –Ken Tyminski, CISO, Prudential

How Citadel fits into McAfee´s Security Strategy Integration What About Integration?

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Compliance Management Rounds Out the McAfee Security Risk Management Process


Assign business Value to assets 3
Discover all assets Across the network 2
Establish process Standards and guidelines 1
Review for policy compliance 10
Measure impact of security Decisions and actions 9
4 Determine vulnerabilities on assets
5 View potential threats
6 Determine risk level
R = A/CM1 x V/CM2 x T/CM3 + Compliance
7 Block intrusions In real-time
8 Enforce policies and Implement countermeasures
PRIORITIES
VULNERABILITIES
THREATS
RISK
PROTECTION
REMEDIATION
MEASUREMENT
COMPLIANCE
POLICY
ASSETS
Identify and prioritize
ASSETS
Determine acceptable
RISK
Manage
COMPLIANCE
Implement appropriate
PROTECTION

McAfee®

Integrate with Policy Definition Link to Controls Automated Checks Produce Scorecard Automated Remediation Citadel Rounds Out McAfee’s Security Risk Management Strategy Citadel rounds out McAfee’s Risk Management Strategy Security Policy Compliance Vulnerability Remediation Expands McAfee’s market opportunity by $800M The industry’s most comprehensive security risk management solution

Security Management Discovery Updating Notification Monitoring Policy Framework Citadel Rounds out the Components for McAfee’s Risk Management Strategy Anti-Virus Host Firewall Host IPS Anti-Spyware Compliance Management Threat Prevention Risk Management NAC / Policy Enforcement Vulnerability Management Policy Audit Remediation CITADEL

2663 2266 1911 1616 1371 Total 715 632 544 464 393 VM overall 501 475 450 431 414 Sec System Mgmt 521 420 336 267 210 SIEM 490 382 294 225 172 Compliance 130 111 94 78 65 Incident analysis 306 246 193 151 117RemediationCitadel Expands McAfee’s Security Risk Management Market Opportunity by $800M Source: IDC, Dec ‘05Remediation Compliance $M 3000 2500 2000 1500 1000 500 2004 2005 2006 2007 2008 0

Security Risk Management Competitive Assessment – Before Citadel ˜»˜˜˜»»˜˜»»˜˜»»˜˜˜˜˜˜»˜»»˜»»»˜»˜˜»»˜˜˜˜»»˜˜˜»Integration Monitor Shield Mitigate Baseline Policy NIPS HIPS NAC ˜Monitor NVA »SC Audit Compliance »Patch »Configuration ˜Workflow »Integration »Policy

With Citadel, McAfee Offers the Industry’s Most Comprehensive Security Risk Management Solution ˜»˜˜˜˜˜˜˜˜˜˜»»˜˜»»˜˜˜˜˜˜»˜»»˜»»»˜»˜˜»»˜˜˜˜»»˜˜˜»Integration Monitor Shield Mitigate Baseline Policy NIPS HIPS NAC ˜Monitor NVA »SC Audit Compliance »Patch »Configuration ˜Workflow »Integration »Policy

Citadel Customers Benefit from the Acquisition Citadel customers will now be supported by the world’s largest dedicated security company Access to McAfee’s extensive security resources Worldwide support team McAfee Avert Research team Access to McAfee’s Global Support Labs Benefit from the power of integration to ePO, a single unified agent and future Risk Management functionality Access to broad set of security and risk management solutions from a single vendor

Analyst Reaction to Citadel Acquisition Absolutely Thumbs Up! This is what customers are clamoring for. This is a very good acquisition for both McAfee customers and Citadel customers. McAfee's assessment of the competitive leadership position gained from the Citadel acquisition is accurate. McAfee will be in the lead – if they can execute.This acquisition is what we expected from McAfee, who is already well in the lead on integrated client security. Leveraging McAfee's endpoint leadership to enter into compliance and risk management makes sense.

McAfee Sales Coverage Model & Navigating the McAfee Sales Organization

Limitations on What we Can & Cannot Do There are regulatory as well as stockholders approvals necessary This transaction is not complete until those approvals are received and the company’s have closed their final agreement. During this period, there are limitations on what can be done: CANNOT agree on current or future prices for the other company’s existing products or those to be released. It is best not to discuss pricing or price-related issues prior to “close” date. CANNOT agree to suspend or redirect competitive marketing activities prior to closing. Both organizations must continue to operate independently until close. Can NOT agree to refrain from pursuing individual customer prospects in the ordinary course or divide new customer prospects between the companies. If there are situations where you are competing, you will continue to compete. Can NOT identify the two parties as one company or the same company. CAN make joint sales calls. But, each company can only sell its own products. You can make no forward commitments about common product roadmaps or discuss integration that does not already exist. CANNOT bundle your products together in the same purchase order or contract or reference the other company’s offerings in your agreements.

Go-to-Market Model Strategic & Named Accounts SMALL 1-99 emps MEDIUM 100-999 emps SOHO 1-10 emps Core Small 11-49 emps High Small 50-100 emps Core Medium 100-500 emps High Medium 500-1000 emps LARGE 1000+ emps Direct Accounts100% Channel PARTNERS DIRECT PARTNERS ONLINE RETAIL Routes-to-Market Enterprise Small & Medium Business SOHO

Navigating the McAfee Sales Organization George Samenuk Chairman & CEO Chris Kenworthy Sr. Vice President WW Field & Product Marketing George Kurtz Senior Vice President Enterprise Darrell Rodenbaugh Sr. Vice President Worldwide Customer Operations Barry McPherson Sr. Vice President Worldwide Support and Services Kevin Weiss President Roger King EVP Worldwide Sales Jim Lewandowski Exec. Vice Pres. Americas Michael Dalton President & EVP Europe, Middle East & Africa Lawrence Wee President & EVP Asia Pacific Region Takahiro Kato President Japan

Jim Lewandoski EVP Americas O:972 987 2327 C:214 282 1217 James_lewandoski@mcafee.com Christine Durham Vice President Marketing Alan Deane Product Line Executive SCM Brad Hargrave Product Line Executive SMB Rudy Schmidt Product Line Executive IPS Open Product Line Executive Foundstone Jim Lewandoski EVP, Americas Harry Clarke Sr. Vice President Field Sales , East Bill McAlister Sr. Vice President Field Sales, West Dave Dickison SVP, North America Channels Robert Dyer VP, Latin America Jim Sargent VP, Technical Sales and Services

European Sales Organization Mike Dalton President & EVP Europe, Middle East and Africa Elva Pearson VP of Sales Northern and Central Europe Jose Vasco VP of Sales Southern Europe Steve Jordan VP Services & Consulting

Channel Sales Manager Channel Account Managers: (Outside/Inside) Objective: Growing revenues by managing the ‘business to business’ relationship with assigned partners and enabling the partner sales force. Inside Sales Representative Inside Sales Representative Objective: Meet territory revenue and growth objectives by teaming with partners and/or managing opportunities through and with the partner sales forces, focuses on lead management and renewal optimization. Owns the McAfee product strategy Product Line Executive Product Line Executive Objective: Responsible for a particular product line or market segment. Drives Field Sales sales strategy, plays a leadership role in closing targeted transactions. Is an “overlay” representative to the McAfee sales force.McAfee Roles and Responsibilities Account Manager Account Managers Objective: Meet territory revenue and growth objectives by teaming with partners and/or managing opportunities through and with the partner sales forces. “Owns” the McAfee customer relationship. McAfee Systems Engineers Objective: Deliver the highest quality Pre-sales technical support for both partners and customers and enabling partners by providing training for technical resources to develop their capabilities with McAfee solutions.

Sales Integration Plan - - What You Can Anticipate Current plan is that Citadel and McAfee sales territories would be unchanged through 2006 Immediate gameplan is that the Citadel sales team would remain intact as a team of Product Line Executive team working jointly with the McAfee salesforce The sales teams assigned to territories in both organizations will each receive commission credit for bookings of new joint license and product sales booked after close and through 2006. Current plan is that Sales Account Managers would not see a change in their 2006 quotas. There may be identified a set of “house accounts” for deals in-flight with no MFE Credit

Partner Integration Plan - - What You Can Anticipate McAfee Risk Management Partners: Current contracted and certified Risk Management partners will be able to sell the Citadel product upon Close through existing Distributors Any changes to requirements for training and certifications to sell this product will be determined in the next 30 days Citadel Partners: Will continue to be authorized to sell Citadel products upon joining the McAfee Security Alliance Program. Any changes to requirements for training and certifications to sell these products will be determined in the next 30 days. Citadel partners will also be able to sell McAfee Risk Management & IPS products upon completion of the certification process.

Communications Game Plan 8 10 12 16 8 10 12 16 6 7 8 9 10 12 14 16 18 8 10 12 16 8 10 12 16 Announcement Day A Day +1 A – Day +7 A Day -2 A Day -1 Internal-MFE Acquired Co Public Joint Press Release Notification to GMT Finalize AgreementPre-Brief Analysts McAfee Global Announcement Acquired Co Global Announcement Invitation – Sales Teams Customer Gameplan Invitation – Sales Teams Customer Gameplan Com to Acquired Partners Com to MFE Partners Sales Training Conference Call & Coms Plan Sales Training Conference Call & Coms Plan Sales Teams Coordinate & Plan Cust Exec Calls Sales Teams Conduct Customer Executive Calls PR Team & Spokespeople Respond to Inbound Information Requests McAfee Partner Briefing Acquired Co Partner Briefing Briefing to the Analysts Press Release Email to Top Customers Physical Letter to All Others Email to V-Flash Customers Email to all Partners Website Content Updated Email to All Employees Communication to Sales Functional Meetings This Meeting Presentations available on Salesforce.com & Sharepoint Acquired Co All-Hands Meeting

Customer Outreach Game Plan For Citadel Sales Personnel - - This Week Step 1: Call your Customer to highlight this news Step 2: Review the Customer Accounts Spreadsheet and locate your Customers Step 3: Contact the McAfee Sales Representative on the sheet Step 4: Coordinate through the MFE Sales Representative and Administrative Assistant to schedule your Customer Executive Conference Call Step 5: Confirm back to the Administrative Assistant schedule details Step 6: Conduct the call. The MFE Administrative Assistant can set up a conference dial-in This Call should include: Customer Executive, Citadel Executive representative, McAfee Executive Sponsor listed, sales personnel may be a part of this call Walk the customer through the following presentation: Customer Presentation - McAfee Introduction for Citadel Customers - Acquisition Announcement Step 7: Confirm back to the MFE Administrative Assistant that the call has taken place

Steps to Success for Citadel Sales Personnel 1) Review Salesforce.com for helpful information 2) Conclude all Customer Introduction Calls 3) Reach out to your McAfee Sales Counterparts Sales Representatives Systems Engineers Product Line Executives (particularly Foundstone) Sales Management 4) Sell the Citadel and the McAfee story

Thank You! and Welcome to McAfee

Legal notices These presentations contain forward-looking statements. Actual results may vary, perhaps materially, from those contained in the forward-looking statements and the expected results may not occur. More information on risks and uncertainties related to McAfee may be found in its quarterly and annual reports filed with the United States Securities and Exchange Commission (SEC). Any and all information contained within is subject to change without notice.

Legal Notices In connection with the proposed transaction between McAfee and Citadel, Citadel will prepare a proxy statement for the stockholders of Citadel to be filed with the SEC. Before making any voting decision, Citadel’s stockholders should read this proxy statement carefully in its entirety when it becomes available because it will contain important information about the proposed transaction. Stockholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov and will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Citadel at Two Lincoln Centre, 5420 LBJ Freeway, Suite 1600, Dallas, Texas 75240, telephone: (214) 520-9292, or from Citadel’s website, http://www.citadel.com.